UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 2, 2008
Energy Recovery, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0001421517	01-0616867
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1908 Doolittle Dr. San Leandro, CA		94577
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	510-483-7370

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On October 2, 2008, Energy Recovery, Inc. issued a news release which reported a project award for a 140,000 m3/day (37MGD) desalination Project for Mining Application. A copy of the news release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits

99.1	News Release dated October 2, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY RECOVERY, INC.
(Registrant)
Date 10/02/2008

Thomas Willardson
(Chief Financial Officer)